                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         Each of the undersigned directors and/or officers of CheckFree Holdings Corporation (the "Corporation") hereby appoints Peter J. Kight, Mark A. Johnson, and Curtis A. Loveland as the undersigned's attorneys or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on Form S-3 (the "Registration Statement"), and any and all amendments, including post-effective amendments, to the Registration Statement, and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, hereby granting unto such attorney-in-fact, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 7th day of May, 1999.

Signature                                           Title


    /s/   Peter J. Kight                 Chairman of the Board of Directors,
--------------------------------         President, and Chief Executive Officer
Peter J. Kight


    /s/  Mark. A. Johnson                Vice Chairman and Director
--------------------------------
Mark A. Johnson


    /s/    Allen L. Shulman              Executive Vice President, Chief
--------------------------------         Financial Officer and General Counsel
Allen L. Shulman


    /s/   Gary A. Luoma, Jr.             Vice President, Chief Accounting
--------------------------------         Officer and Assistant Secretary
Gary A. Luoma, Jr.


    /s/   William P. Boardman            Director
--------------------------------
William P. Boardman


    /s/   George R. Manser               Director
--------------------------------
George R. Manser


    /s/   Eugene F. Quinn                Director
--------------------------------
Eugene F. Quinn


    /s/   Jeffrey M. Wilkins             Director
--------------------------------
Jeffrey M. Wilkins